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                             BARR ROSENBERG SERIES TRUST

                           Supplement dated April 20, 1998
                                          to
              Statement of Additional Information dated December 9, 1997 and Revised January 28, 1998



     This Supplement is provided to update, and should be read in conjunction with, the information provided in the Statement of Additional Information.

                               INVESTMENT RESTRICTIONS

1. The first investment restriction in the first paragraph of the section entitled "Investment Restrictions" is revised to read in its entirety as follows: "(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes or for payments of variation margin (in the case of the Barr Rosenberg Double Alpha Market Fund only). Such borrowings will be repaid before any additional investments are purchased. Short sales and related borrowings of securities are not subject to this restriction."

2. The second paragraph of the section entitled "Investment Restrictions" is revised to read in its entirety as follows: "Notwithstanding the latitude permitted by Restriction 9 above, the Funds have no current intention of purchasing interest rate futures."